EXHIBIT 99.1

Verisk Announces the Sale of Wood Mackenzie to Veritas Capital

Transaction drives enhanced shareholder value and makes Verisk a dedicated strategic technology partner to the insurance industry, while creating a global independent data services market leader in Wood Mackenzie serving the energy, renewables and natural resources industry

JERSEY CITY, N.J., October 31, 2022 – Verisk (Nasdaq: VRSK), a leading global data analytics provider, and Veritas Capital (“Veritas”), a leading investor at the intersection of technology and government, today announced the signing of a definitive agreement under which an affiliate of Veritas has agreed to acquire Verisk’s Energy business, Wood Mackenzie, for $3.1 billion in cash consideration payable at closing plus future additional contingent consideration of up to $200 million.

Wood Mackenzie is a globally recognized industry leader that has been providing quality data, analytics, and insights used to power the energy, renewables, and natural resources industry for nearly 50 years. The Wood Mackenzie Lens© platform enables world class analytics and insights to drive critical decision making for the company’s longstanding clients that operate at the leading edge of the rapidly evolving energy sector. Since joining Verisk in 2015, Wood Mackenzie has developed strong data and analytics capabilities and is now advantageously positioned at the nexus of energy industry tailwinds, offering clients leading renewable energy and energy transition data and analytics with the bold purpose of transforming the way the planet is powered.

“This transaction best positions Verisk to expand our role as a strategic data, analytics, and technology partner to the global insurance industry, and as a result, drive growth and returns that will create long-term shareholder value,” said Lee Shavel, Verisk CEO. “It will also further advance Wood Mackenzie’s competitive position and support the vital roles both organizations play in their respective industries.”

“As co-presidents of Wood Mackenzie, Mark Brinin and Joe Levesque have demonstrated remarkable leadership and have continued to grow the business by relentlessly innovating on behalf of their clients. We’re proud to have supported Wood Mackenzie’s growth and are confident in their bright future as part of Veritas,” Shavel added.

The announcement is the latest demonstration of Verisk’s continued efforts to optimize the business for peak performance and long-term sustainable growth and value. After an in-depth portfolio review, Verisk divested its financial services and environmental health and safety businesses earlier this year.

Veritas brings deep sector knowledge and operational expertise to Wood Mackenzie. As a premier investor in technology and technology-enabled companies that provide critical products, software, and services to government and commercial customers worldwide, the firm is uniquely positioned to further advance Wood Mackenzie’s goal of accelerating the transition to a more sustainable future.

"Drawing from its decades of leadership and innovation, Wood Mackenzie is playing a vital role at the forefront of the global energy transition by providing essential data and insights to organizations across the value chain," said Ramzi Musallam, Chief Executive Officer and Managing Partner of Veritas. “In partnership with Wood Mackenzie leadership, and with the strong backing of our strategic investment, we have an opportunity to enhance and expand the datasets and solutions the company provides to its growing customer base, from upstream producers who are looking to decarbonize to new energy asset managers who want to optimize their investments."

The total purchase price is subject to typical adjustments for, among other things, the working capital and the debt of the business at closing. Verisk intends to use the after-tax proceeds to pay down debt and return value to shareholders through share repurchases.

The transaction is subject to customary closing conditions, including regulatory approvals, and is expected to close in the first quarter of 2023.

In a separate press release to be issued tomorrow, Verisk will announce its third-quarter 2022 results. Details on the quarterly announcement and investor teleconference to be held on Wednesday, November 2, 2022, can be found at https://investor.verisk.com.

Morgan Stanley & Co LLC is acting as financial advisor and Davis Polk & Wardwell LLP as legal advisor to Verisk in connection with the transaction. Gibson, Dunn & Crutcher LLP is acting as legal advisor to Veritas.

About Verisk

Verisk (Nasdaq: VRSK) provides data-driven analytic insights and solutions for the insurance and energy industries. Through advanced data analytics, software, scientific research and deep industry knowledge, Verisk empowers customers to strengthen operating efficiency, improve underwriting and claims outcomes, combat fraud, and make informed decisions about global issues including climate change and extreme events as well as political and ESG topics. With offices in more than 30 countries, Verisk consistently earns certification by Great Place to Work and fosters an inclusive culture where all team members feel they belong. For more, visit Verisk.com and the Verisk Newsroom.

About Veritas Capital

Veritas is a longstanding technology investor with over $45 billion of assets under management and a focus on companies operating at the intersection of technology and government. The firm invests in companies that provide critical products, software, and services, primarily technology and technology-enabled solutions, to government and commercial customers worldwide. Veritas seeks to create value by strategically transforming the companies in which it invests through organic and inorganic means. Leveraging technology to make a positive impact across vitally important areas, such as healthcare, education, and national security, is core to the firm. Veritas is a proud steward of national assets, improving the quality of healthcare while reducing cost, advancing our educational system, and protecting our nation and allies. For more information, visit www.veritascapital.com.

Media Contacts

Verisk
Alberto Canal, corporate communications

alberto.canal@verisk.com

201.469.2618

Veritas Capital

FGS Global

Jenny Gore / Julie Rudnick

VeritasCapital@fgsglobal.com

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